FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAR 21 1983

[illegible] SECRETARY OF STATE

NO. 1705-83

FILING FEE: $115.00
BY: WOODBURN, WEDGE, BLAKEY
& JEPPSON
SUITE 1600
ONE EAST FIRST STREET
RENO, NEVADA 89501

ARTICLES OF INCORPORATION

OF

MEDITECH PHARMACEUTICALS, INC.

* * * * *

FIRST. The name of the corporation is

MEDITECH PHARMACEUTICALS, INC.

SECOND. Its principal office in the State of Nevada is located at One East First Street, Reno, Washoe County, Nevada 89501. The name and address of its resident agent is The Corporation Trust Company of Nevada, One East First Street, Reno, Nevada 89501.

THIRD. The nature of the business, or objects or purposes proposed to be transacted, promoted or carried on are: To engage in any lawful activity.

FOURTH. The amount of the total authorized capital stock of the corporation is ONE HUNDRED TWENTY-FIVE THOUSAND ($125,000.00) DOLLARS consisting of One Hundred Million (100,000,000) shares of common stock at the par value of $.001 each and Twenty Five Million shares of preferred stock at the par value of $.001 each.

FIFTH. The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the by-laws of this corporation, provided that the number of directors shall not be reduced to less than three (3), except that in cases where all the shares of the corporation are owned beneficially and of record by either one or two stockholders, the number of directors may be less than three (3) but not less than the number of stockholders.

The names and post-office addresses of the first board of directors, which shall be three (3) in number, are as follows:

NAME	POST-OFFICE ADDRESS
GERALD KERN	8901 Wilshire Blvd., # 104 Beverly Hills, Calif 90211
LEWIS ROSENBERG	8901 Wilshire Blvd., # 104 Beverly Hills, Calif 90211
CONNIE L. STRICKLAND	8901 Wilshire Blvd., # 104 Beverly Hills, Calif 90211

SIXTH. The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the corporation.

SEVENTH. The name and post-office address of each of the incorporators signing the articles of incorporation are as follows:

NAME	POST-OFFICE ADDRESS
V. Miller	P. O. Box 2311, Reno, NEV 89501
R. Harold	P. O. Box 2311, Reno, NEV 89501

EIGHTH. The corporation is to have perpetual existence.

NINTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

Subject to the by-laws, if any, adopted by the stockholders, to make, alter or amend the by-laws of the corporation.

To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

By resolution passed by a majority of the whole board, to designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation, which, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in

the by-laws of the corporation or as may be determined from time to time by resolution adopted by the board of directors.

When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders' meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of directors deem expedient and for the best interests of the corporation.

TENTH. Meetings of stockholders may be held outside the State of Nevada, if the by-laws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

ELEVENTH. This corporation reserves the right to amend, alter, change or repeal any provision contained in the articles of incorporation, in the manner now or hereafter prescribed by statute, or by the articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Nevada, do make and file these articles of incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hands this 21st day of March, 1983.

V. Miller

R. Harold

STATE OF NEVADA }
COUNTY OF WASHOE } SS:

On this 21st day of March , 1983, before me, a Notary Public, personally appeared V. Miller and R. Harold , who severally acknowledged that they executed the above instrument.

Kathleen F. Andrews
Notary Public
(Stamp)

KATHLEEN F. ANDREWS
Notary Public - State of Nevada
Washoe County
My Appointment Expires June 4, 1984

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA
JUL - 7 1983
WM. SWACKHAMER SECRETARY OF STATE
No. 1705-83

Filing Fee $20.00
BY: C T Corporation System
800 S Figueroa St.
Los Angeles, CA 90017

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

MEDITECH PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Nevada, by its president and secretary, does hereby certify:

1. That the board of directors of said corporation at a meeting duly convened and held on the 8th day of April, 1983, passed a resolution declaring that the following change and amendment in the Articles of Incorporation is advisable.

> RESOLVED, that Article Fourth of said Articles of Incorporation be amended to read as follows:
>
> "The amount of the total authorized capital stock of the corporation is One Hundred Twenty-Five Thousand ($125,000.00) Dollars consisting on One Hundred Million (100,000,000) shares of common stock at the par value of $.001 each and Twenty-Five Million (25,000,000) shares of preferred stock at the par value of $.001 each.
>
> The board of directors shall have the authority to fix, by resolution or resolutions adopted for the issue of such stock, the designation, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions of such stock."

2. That the number of shares of the corporation outstanding and entitled to vote on an Amendment to the Articles of Incorporation is forty-eight million (48,000,000); that said change and amendment has been

consented to and authorized by the written consent of shareholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

3. The capital of the corporation will not be decreased under or by reason of this amendment.

IN WITNESS WHEREOF, said MEDITECH PHARMACEUTICALS, INC., has caused this certificate to be signed by its president and its secretary and its corporate seal to be hereto affixed this 28th day of June, 1983.

MEDITECH PHARMACEUTICALS, INC.

By ______________________
GERALD N. KERN, President

By ______________________
JAMES M. TIXIER, Vice-President

(SEAL)

STATE OF CALIFORNIA)
) SS.
COUNTY OF LOS ANGELES)

On June 28, 1983, before me, the undersigned, a Notary Public in and for said State, personally appeared Gerald N. Kern and James M. Tixier, personally known to me or proved to me on the basis of satisfactory evidence to be the President and Vice-President, respectively, of the Corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

WITNESS my hand and official seal.

BARBARA HARRISON
NOTARY PUBLIC-CALIFORNIA
PRINCIPAL OFFICE IN
LOS ANGELES COUNTY
My Commission Expires Dec. 14, [illegible]

____

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

AUG 15 1984

No. 1705-83

FILING FEE: $50.00
BY: C T CORPORATION SYSTEM
SUITE #1000
800 SOUTH FIGUERO
STREET
LOS ANGELES,
CALIFORNIA
90017

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

MEDITECH PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Nevada, by its President and Secretary, does hereby certify:

1. That the Board of Directors of said corporation, by unanimous consent, on the 25th day of June, 1984, adopted the following resolutions:

RESOLVED, that Article Twelfth be added to said Articles of Incorporation as follows:

"TWELFTH: Unless otherwise determined by the board of directors, no holder of stock of the corporation shall, as such holder, have any right to purchase or subscribe for any stock of any class which the corporation may issue or sell, whether or not exchangeable for any stock of the corporation of any class or classes and whether out of unissued shares authorized by the certificate of incorporation as originally filed or by any amendment thereof or out of shares of stock of the corporation acquired by it after the issue thereof; nor, unless otherwise determined by the board of directors, shall any holder of any shares of the capital stock of the corporation, as such holder, have any right to purchase or subscribe for any obligation which the corporation may issue or sell that shall be convertible into, or exchangeable for, any shares of the stock of the corporation of any class or classes, or to which shall be attached or appurtenant any warrant or

warrants or other instrument or instruments that shall confer upon the holder or holders of such obligation the right to subscribe for or purchase from the corporation any shares of its capital stock of any class or classes."

2. That the number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 66,015,000; that the said changes and amendments have been consented to and authorized by written consent of stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

IN WITNESS WHEREOF, the said Meditech Pharmaceuticals, Inc. has caused this Certificate to be signed by its President and Secretary and its corporate seal to be hereto affixed this 9 day of August, 1984.

MEDITECH PHARMACEUTICALS, INC.

By Gerald N. Kern
Gerald N. Kern, President

By Cynthia S. Kern
Cynthia S. Kern, Secretary

STATE OF CALIFORNIA)
) ss.
COUNTY OF LOS ANGELES)

On August 9th, 1984 before me, the undersigned, a Notary Public in and for said State, personally appeared Gerald N. Kern and Cynthia S. Kern, personally known to me or proved to me on the basis of satisfactory evidence to be the President and Secretary, respectively, of the Corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

WITNESS my hand and official seal.

Michele Lospalluto

OFFICIAL SEAL
MICHELE LOSPALLUTO
NOTARY PUBLIC - CALIFORNIA
LOS ANGELES COUNTY
My comm. expires MAY 4, 1987

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JAN 03 1986

[signature]

No. 1705-83

FILING FEE: 50.00
BY: MEDITECH PHARMACEUTICALS, INC.
8901 WILSHIRE BLVD.
BEVERLY HILLS, CA 90211

CERTIFICATE OF AMENDMENT
OF
ARTICLES OF INCORPORATION

MEDITECH PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Nevada, by its president and secretary, does hereby certify:

1. That the board of directors of said corporation on the 15th day of December, passed a resolution declaring that the following change and amendment in the Articles of Incorporation is advisable.

RESOLVED, that Article Fourth of said Articles of Incorporation be amended to read as follows:

"The amount of the total authorized capital stock of the corporation is One Hundred Seventy-Five Thousand Dollars ($175,000.00) consisting of One Hundred Fifty Million (150,000,000) shares of stock of the par value of 1/10th of One Cent ($.001) each and Twenty-Five Million (25,000,000) shares of preferred stock at the par value of $.001 each.

The board of directors shall have the authority to fix, by resolution or resolutions adopted for the issue of such stock, the designation, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions of such stock."

2. That the number of shares of the corporation outstanding and entitled to vote on an Amendment to the Articles of Incorporation is 74,015,000; that said change and amendment has been consented to and authorized by the written consent of shareholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

3. The capital of the corporation will not be decreased under or by reason of this amendment.

IN WITNESS WHEREOF, said MEDITECH PHARMACEUTICALS, INC., has caused this certificate to be signed by its president and its secretary and its corporate seal to be hereto affixed this 15th day of December, 1985.

MEDITECH PHARMACEUTICALS, INC.

By [signature]
GERALD N. KERN, President

(SEAL)

By [signature]
CYNTHIA S. KERN, Secretary

STATE OF CALIFORNIA)
) SS.
COUNTY OF LOS ANGELES)

On December 15, 1985, before me, the undersigned, a Notary Public in and for said State, personally appeared Gerald N. Kern and Cynthia S. Kern, personally known to me or proved to me on the basis of satisfactory evidence to be the President and Secretary, respectively, of the Corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

WITNESS my hand and official seal.

[signature]
(Notary Public)

OFFICIAL SEAL
[illegible] CARFO
NOTARY PUBLIC - CALIFORNIA
LOS ANGELES COUNTY
My comm. expires FEB 24 [illegible]

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JUN 27 1986

[illegible] SECRETARY OF STATE

No. 1705-83

BY: MEDITECH PHARMACEUTICALS, IN
8901 WILSHIRE BLVD.
BEVERLY HILLS, CA 90211
FILING FEE: $100.00

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

MEDITECH PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Nevada, by its executive vice president and assistant secretary, does hereby certify:

1. That the board of directors of said corporation on the 10th day of June, 1986, passed a resolution declaring that the following change and amendment in the Articles of Incorporation is advisable.

> RESOLVED, that Article Fourth of said Articles of Incorporation be amended to read as follows:
>
> "The amount of the total authorized capital stock of the corporation is Four Hundred Twenty-Five Thousand Dollars ($425,000.00) consisting of Four Hundred Million (400,000,000) shares of common stock at the par value of $.001 each and Twenty-Five Million (25,000,000) shares of preferred stock at the par value of $.001 each.
>
> The board of directors shall have the authority to fix, by resolution or resolutions adopted for the issue of such stock, the designation, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions of such stock."

2. That the number of shares of the corporation outstanding and entitled to vote on an Amendment to the Articles of Incorporation is 74,015,000; that said change and amendment has been consented to and authorized by the written consent of shareholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

3. The capital of the corporation will not be decreased under or by reason of this amendment.

IN WITNESS WHEREOF, said MEDITECH PHARMACEUTICALS, INC., has caused this certificate to be signed by its executive vice president and its assistant secretary and its corporate seal to be hereto affixed this 26th day of June, 1986.

MEDITECH PHARMACEUTICALS, INC.

(SEAL)

By: ____________________
Stanton G. Axline,
Executive Vice President

By: ____________________
Robert M. Kern,
Assistant Secretary

STATE OF CALIFORNIA)
) SS.
COUNTY OF LOS ANGELES)

On June 26, 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared Stanton G. Axline and Robert M. Kern, personally known to me or proved to me on the basis of satisfactory evidence to be the Executive Vice President and Assistant Secretary, respectively, of the Corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

WITNESS my hand and official seal.

____
(Notary Public)

OFFICIAL SEAL
LOUISE C GARIFO
NOTARY PUBLIC - CALIFORNIA
LOS ANGELES COUNTY
My comm. expires FEB 24, 198[illegible]

BY: MEDITECH PHARMACEUTICALS, INC.
8901 WILSHIRE BLVD.
BEVERLY HILLS, CA 90211
FILING FEE: $50.00

CERTIFICATE OF AMENDMENT

OF

ARTICLES OF INCORPORATION

MEDITECH PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Nevada, by its executive vice president and assistant secretary, does hereby certify:

1. That the board of directors of said corporation at a meeting duly convened and held on the 10th day of June, 1986 passed resolutions declaring that the following change and amendment in the Articles of Incorporation is advisable.

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

SEP 18 1986

[signature], SECRETARY OF STATE

No. 1705-83

"RESOLVED, that, simultaneously with the effective date of Registration Number 33-1522 of the Corporation (the "Effective Date"), a reverse stock split be effected so that the number of shares of common stock, $.001 par value, outstanding on such date be reduced by dividing the number of shares by twenty (20); and

RESOLVED, that each such shareholder's percentage interest in the Corporation will not be affected by this reverse stock split; and

RESOLVED FURTHER, that on the Effective Date Article Fourth of the Articles of Incorporation of this Corporation shall be amended to read as follows:

"The amount of the total authorized capital stock of the corporation is Four Hundred Twenty-Five Thousand Dollars ($425,000.00) consisting of Twenty Million (20,00,000) shares of common stock at the par value of $.02 each and Twenty-Five Million (25,000,000) shares of preferred stock at the par value of $.001 each.

The board of directors shall have the authority to fix, by resolution or resolutions adopted for the issue of such stock, the designation, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions of such stock."

RESOLVED FURTHER, that this Amendment of the Articles of Incorporation is hereby approved and the May 27, 1986 approval of a reverse stock split is hereby rescinded.

2. That the number of shares of the corporation outstanding and entitled to vote on an Amendment to the Articles of Incorporation is 74,015,000; that said change and amendment has been consented to and authorized by the written consent of shareholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

3. The capital of the corporation will not be decreased under or by reason of this amendment.

IN WITNESS WHEREOF, said MEDITECH PHARMACEUTICALS, INC., has caused this certificate to be signed by its executive vice president and its assistant secretary and its corporate seal to be hereto affixed this 26th day of June, 1986.

MEDITECH PHARMACEUTICALS, INC.

By: Stanton G. Axline
STANTON G. AXLINE,
Executive Vice President

(SEAL)

By: Robert M. K
ROBERT M. KERN,
Assistant Secretary

STATE OF CALIFORNIA)
) SS.
COUNTY OF LOS ANGELES)

On June 26, 1986, before me, the undersigned, a Notary Public in and for said State, personally appeared Stanton G. Axline and Robert M. Kern, personally known to me or proved to me on the basis of satisfactory evidence to be the Executive Vice President and Assistant Secretary, respectively, of the Corporation that executed the within instrument and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its Board of Directors.

WITNESS my hand and official seal.

OFFICIAL SEAL
LOUISE C GARIFO
NOTARY PUBLIC - CALIFORNIA
LOS ANGELES COUNTY
My comm. expires FEB 24, 1989

Louise C. Garifo
(Notary Public)

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
C1705-1983
Document Number:
20050070560-65
Date Filed:
3/18/2005 2:03:16 PM
In the office of
Dean Heller
Secretary of State

Certificate of Correction
(PURSUANT TO NRS 78,78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction
(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

MEDITECH PHARMACEUTICALS, INC.

2. Description of the original document for which correction is being made:

Certificate of Amendment to Articles of Incorporation

3. Filing date of the original document for which correction is being made: September 18, 1986

4. Description of the inaccuracy or defect.

The error or defect in said document to be corrected is contained in Item 1 thereof, which provides, among other things, that upon the date Registration Statement Number 33-1522 (the "Registration Statement") was declared effective by the Securities and Exchange Commission, a 1-for-20 reverse stock split of the corporation's common stock, with an accompanying reduction in the number of authorized shares of common stock (by amendment to Article Fourth of the corporation's articles of incorporation), would be effected. As the Registration Statement was never declared effective, the Certificate of Amendment contains an inaccurate record of a corporate action approved by the stockholders of the corporation.

5. Correction of the inaccuracy or defect.

"The total number of authorized shares that the corporation is authorized to issue is Four Hundred Twenty-Five Thousand Dollars ($425,000.00), consisting of Four Hundred Million (400,000,000) shares of common stock at the par value of $.001 each and Twenty-Five Million (25,000,000) shares of preferred stock at the par value of $.001 each.

The Board of Directors of the corporation shall have the authority to fix, by resolution or resolutions adopted for the issue of such stock, the designation, preferences and relative participating or optional rights, or qualifications, limitations or restrictions of such stock."

6. Signature:

Authorized Signature	Title *	Date
[signature]	President	3-18-05

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
C1705-1983
Document Number:
20050072946-65

Date Filed:
3/21/2005 2:25:20 PM
In the office of

Dean Heller
Secretary of State

Certificate to Accompany Restated Articles
(PURSUANT TO NRS)

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

This Form is to Accompany Restated Articles of Incorporation
(Pursuant to NRS 78.403, 82.371, 86.221, 88.355 or 88A.250)
(This form is also to be used to accompany Restated Articles for Limited-Liability Companies, Certificates of Limited Partnership, Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office: MEDITECH PHARMACEUTICALS, INC.

2. The articles are being ☒ **Restated** or ☐ **Amended and Restated** (check only one). Please entitle your attached articles "**Restated**" or "**Amended and Restated**," accordingly.

3. Indicate what changes have been made by checking the appropriate box.*

☒ No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on ______________. The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ The entity name has been amended.

☐ The resident agent has been changed. (attach Certificate of Acceptance from new resident agent)

☐ The purpose of the entity has been amended.

☐ The authorized shares have been amended.

☐ The directors, managers or general partners have been amended.

☐ IRS tax language has been added.

☐ Articles have been added.

☐ Articles have been deleted.

☐ Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

* This form is to accompany Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles or certificates.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

RESTATED ARTICLES OF INCORPORATION
OF
MEDITECH PHARMACEUTICALS, INC..

FIRST. The Name of the corporation is:

MEDITECH PHARMACEUTICALS, INC.

SECOND. The nature of the business, or objects or purposes proposed to be transacted, promoted or carried on are: To engage in any lawful activity.

THIRD. The amount of the total authorized capital stock of the corporation is Four Hundred Twenty-Five Thousand Dollars ($425,000.00) consisting of Four Hundred Million (400,000,000) shares of common stock at the par value of $.001 each and Twenty-Five Million (25,000,000) shares of preferred stock at the par value of $.001 each. The board of directors shall have the authority to fix, by resolution or resolutions adopted for the issue of such stock, the designation, preferences and relative participating optional or other special rights, or qualifications, limitations or restrictions of such stock.[1]

FOURTH. The governing board of this corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the by-laws of this corporation, provided that the number of directors shall not be reduced to less than three (3), except that in cases where all the shares of the corporation are

---

1 The Corporation notes that a Certificate of Amendment to the Articles of Incorporation containing contingent amendments ("Amendments") including, without limitation, the consummation of a 1 for 20 reverse stock split and corresponding decrease in the number of authorized shares of common stock, was filed with the Secretary of State of the State of Nevada on or about September 18, 1986. The Amendments were contingent upon the effectiveness of Registration Statement No. 33-1522, filed by the Corporation with the U.S. Securities Exchange Commission (the "Registration Statement"). The Registration Statement was never declared effective and, as a result, the Amendments were never effected.

owned beneficially and of record by either one or two stockholders, the number of directors may be less than three (3) but not less than the number of stockholders.

FIFTH. The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the corporation.

SIXTH. The corporation is to have perpetual existence.

SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

Subject to the by-laws, if any, adopted by the stockholders, to make, alter or amend the by-laws of the corporation.

To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation.

By resolution passed by a majority of the whole board, to designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the corporation, which, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such names or names as may be stated in the by-laws of the corporation or as may be determined from time to time by resolution adopted by the board of directors.

When and as authorized by the affirmative vote of the stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders' meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of directors deem expedient and for the best interests of the corporation.

EIGHTH. Meetings of stockholders may be held outside the State of Nevada, if the by-laws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designed from time to time by the board of directors or in the by-laws of the corporation.

NINTH. This corporation reserves the right to amend, alter, change or repeal any provision contained in the articles of incorporation, in the manner now or hereafter prescribed by statute, or by the articles of incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

TENTH. Unless otherwise determined by the board of directors, no holder of stock of the corporation shall, as such holder, have any right to purchase or subscribe for any stock of any class which the corporation may issue or sell, whether or not exchangeable for any stock of the corporation of any class or classes and whether out of unissued shares authorized by the certificate of incorporation as originally filed or by any amendment thereof or out of shares of stock of the corporation acquired by it after the issue thereof; nor, unless otherwise determined by the board of directors, shall any holder of any shares of the capital stock of the corporation, as

such holder, have any right to purchase or subscribe for any obligation which the corporation may issue or sell that shall be convertible into, or exchangeable for, any shares of the stock of the corporation of any class or classes, or to which shall be attached or appurtenant any warrant or warrants or other instrument or instruments that shall confer upon the holder or holders of such obligation the right to subscribe for or purchase from the corporation any shares of its capital stock of any class or classes.

IN WITNESS WHEREOF, the undersigned has executed these Restated Articles of Incorporation of ***MEDITECH PHARMACEUTICALS, INC.*** *as of* this ___ *day of* March, 2005, and has been authorized to execute these Restated Articles of Incorporation by resolution of the board of directors adopted on March 11, 2005, and does hereby certify that these Restated Articles of Incorporation correctly set forth the text of the Articles of Incorporation as amended to the date hereof.

MEDITECH PHARMACEUTICALS, INC.

By: [signature]
Name: KEVIN HALTER JR.
Title: PRESIDENT

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity # C1705-1983
Document Number: 20050298644-90
Date Filed: 8/2/2005 10:34:23 AM
In the office of
Dean Heller
Secretary of State

Certificate of Change Pursuant to NRS 78.209

Important: Read attached instructions before completing form.

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation: Deli Solar (USA), Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: 400,000,000 Common, par value $0.001 per sh. 25,000,000 Preferred, par value $0.001 per sh.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: 66,666,667 Common, par value $0.001 per sh. 25,000,000 Preferred, par value $0.001 per sh.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series: One (1) share Common Stock (par value $0.001 each) for each (6) shares Common Stock (par value $0.001 each)

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby: Each fractional share resulting from the reverse split in the common shares outstanding will be "rounded-up" to one (1) whole share, pursuant to NRS 78.205 (2) (b)

7. Effective date of filing (optional): 8/15/05
(must not be later than 90 days after the certificate is filed)

8. Officer Signature: [signature] Signature Chairman Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity # C1705-1983
Document Number: 20050298873-64
Date Filed: 8/15/2005 3:15:35 PM
In the office of
Dean Heller
Secretary of State

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: Meditech Pharmaceuticals, Inc.

2. The articles have been amended as follows (provide article numbers, if available):
Article FIRST of the Restated Articles of Incorporation, filed with the Office of Secretary of State of the State of Nevada on March 21, 2005, is deleted in its entirety and the following is added:
"FIRST. The Name of the corporation is:
Deli Solar (USA), Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 51.8% in favor.

4. Effective date of filing (optional): 8/15/05
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): John D. Kuhns, Chairman

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

This form must be accompanied by appropriate fees. See attached fee schedule.

RIDER TO
CERTIFICATE OF AMENDMENT
(Pursuant to NRS 78.385 and 78.390)

3. (continued) ... "by the written approval on May 19, 2005, of the holder of 18,879,747 shares of the Corporation's common stock, par value $0.001 per share, representing a majority of the Corporation's 36,418,379 shares of the Corporation's common stock then issued and outstanding and a majority of the Corporation's 36,850,379 shares presently issued and outstanding."